UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 23, 2015, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will present at the 27th Annual ROTH Conference being held at the Ritz-Carlton, Laguna Niguel in Dana Point, California on March 10, 2015 at 8:30 a.m., Pacific Time (11:30 a.m. Eastern Time) (the “Conference”). The Company’s presentation and participation at the Conference will be led by Sidney Hinton, the President and Chief Executive Officer of the Company, Christopher T. Hutter, the Executive Vice President and Chief Financial Officer of the Company, Eric Dupont, the Executive Vice President of Finance and Administration of the Company, and John D. Bluth, the Senior Vice President of Investor Relations and Corporate Communications of the Company, and will include information about the Company’s business operations, financial results, strategic initiatives and prospects for the future.

A copy of the press release issued by the Company announcing the Company’s participation at the Conference is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The slide presentations to be given at the Conference, along with a link to the audio webcast to the Conference, are available on the Investor Relations section of the Company’s website at www.powersecure.com, and a copy of the slide presentations are filed herewith as Exhibits 99.2 and 99.3 and incorporated herein by this reference. Messrs. Hinton, Hutter, Dupont and Bluth may also be giving these slide presentations from time to time, on and after the date this Report is filed, to other investors, investment analysts and other members of the financial and investment community.

The slide presentations filed herewith as Exhibits 99.2 and 99.3 contain forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information in this Item 7.01, including Exhibits 99.2 and 99.3, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of PowerSecure International, Inc., issued February 23, 2015, announcing its participation at the 27th Annual ROTH Conference

99.2	Investment Slide Presentation of PowerSecure International, Inc., dated March 2015

99.3	Investment Slide Presentation by Sidney Hinton, PowerSecure International, Inc. dated March 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President of Finance and Administration

Dated: March 9, 2015

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